DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
  The price of gold followed a volatile pattern in 1998. After reaching a peak of $314.05 per ounce in late April, the metal price plummeted to a 19 year low of $274.35 per ounce in August. Gold enjoyed a dramatic recovery from the low at the end of August as news of the Russian financial crisis surfaced and the potential collapse of Long Term Capital Management forced nervous investors back into precious metals. However, the price of gold failed to achieve its previous high and topped out at $301.55. For most of the fourth quarter gold remained under pressure as fear of increased European Central Bank sales after the launch of the new currency, the Euro, depressed prices. Gold closed 1998 at $288.25 per ounce down slightly from $289.05 where it began the year.

     As the global economic slowdown and currency turmoil unfolded during the year, demand for gold faltered. Consumption of fabricated gold was down 3% in total, but reflected a 30% drop in Asia and a 4% decline in the Middle East, two areas of historic above average growth. Furthermore, where in the past gold hoarding added to consumption, 1998 experienced a 54% drop, in essence adding to growing supply. Interestingly, demand for gold coins was a strong point, rising 29%. Fear of monetary upheaval generated by year 2000 computer uncertainties is seen as the driving force behind this event. Mine production increased 2% last year as new properties in Peru, Ghana and the Far East began production. Official sector sales increased 8% and the sale of scrap rose 79% as individuals sold jewelry in the face of unreliable paper currencies.

     While the Lexington Goldfund reported a return of -6.39%* for 1998, the average gold fund monitored by Lipper, Inc. returned -10.92%. This performance reflected the Fund's concentration in large, well-capitalized North American producers as well as holdings of other high quality gold companies in Australia and South Africa. After a brief flurry of activity in August/September, pressure on gold shares returned as metal prices fell through the end of the year and the fourth quarter was a difficult period for gold equities.

     The outlook for gold remains cautious given the continued global economic malaise and expectation for slower growth. Nevertheless, there are signs that the declines in Asia may be over, and while a recovery is still a ways off, the worst may be behind us. Another positive development has been a statement from the European Central Bank that member banks will not be under pressure to sell bullion as prices rise to maintain the initial 15% quota. With a potential for modest demand improvement and limited supply additions, it appears that the price of gold has bottomed in a range of $285-$300 per ounce. Within this environment, the

Fund will continue to focus the bulk of its holdings on well recognized companies with attractive asset profiles. This strategy should allow the Fund to report attractive returns as the environment improves later in 1999.

                                   Sincerely,



/s/ JAMES A. VAIL                  /s/ ROBERT M. DEMICHALE
-------------------                -----------------------
JAMES A. VAIL                      ROBERT M. DEMICHALE
Portfolio Manager                  President
February, 1999                     February, 1999




--------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                            LEXINGTON GOLDFUND, INC.
             THE UNMANAGED STANDARD & POOR'S 500 STOCK PRICE INDEX
               AND GOLD BULLION (LONDON P.M. FIX, (U.S. DOLLARS)

[The following table represents a chart in the printed report]

                                      Lexington
Year                                   Goldfund      Gold Bullion        S&P 500
================================================================================
12/31/88 ....................          $10,000          $10,000          $10,000
12/31/89 ....................          $12,362          $ 9,716          $13,164
12/31/90 ....................          $ 9,809          $ 9,573          $12,756
12/31/91 ....................          $ 9,207          $ 8,609          $16,634
12/31/92 ....................          $ 7,319          $ 8,114          $17,900
12/31/93 ....................          $13,683          $ 9,549          $19,700
12/31/94 ....................          $12,687          $ 9,323          $19,958
12/31/95 ....................          $12,447          $ 9,415          $27,459
12/31/96 ....................          $13,423          $ 8,983          $33,766
12/31/97 ....................          $ 7,653          $ 7,060          $45,034
12/31/98 ....................          $ 7,164          $ 7,001          $57,967


                        AVERAGE ANNUAL STANDARD TOTAL RETURNS
                            FOR THE PERIOD ENDED 12/31/98
---------------------------------------------------------------
FUND/INDEX               1 YR           5 YR            10 YR
---------------------------------------------------------------
LEXINGTON GOLD FUND      (6.39%)      (12.14%)          (3.28%)
---------------------------------------------------------------
GOLD BULLION             (0.83%)       (6.02%)          (3.50%)
---------------------------------------------------------------
S & P 500                28.72%        24.09%           19.21%
---------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and a direct investment in gold bullion. Results for the Fund and the S&P 500 Index include the reinvestment of all dividend and capital gain distributions. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Investment returns and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.
--------------------------------------------------------------------------------





*-6.39%, -12.4% and -3.28% are the one, five and ten year average annual standard total returns, respectiely, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GOLDFUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


    NUMBER
      OF                                                                        VALUE
    SHARES                              SECURITY                               (NOTE 1)
------------   ----------------------------------------------------------   -------------
               GOLD BULLION: 14.4%
               25,458 fine ounces (cost $9,832,907)2.....................    $7,338,142
                                                                             ----------
               GOLD MINING COMMON STOCKS: 80.5%
               AUSTRALIA: 15.4%
   805,000     Acacia Resources, Ltd.2 ..................................     1,192,418
   900,000     Delta Gold NL ............................................     1,369,020
   607,900     Emperor Mines, Ltd.2 .....................................       223,717
   280,000     Great Central Mines, Ltd. ................................       200,937
   550,000     Lihir Gold, Ltd.2 ........................................       617,347
    15,000     Lihir Gold, Ltd. (ADR)2 ..................................       341,250
 1,470,000     Menzies Gold NL2 .........................................       112,705
   100,000     Newcrest Mining, Ltd.2 ...................................       138,742
   493,750     Niugini Mining, Ltd.2 ....................................       690,490
 1,752,539     Normandy Mining, Ltd. ....................................     1,623,155
   450,000     Otter Gold Mines, Ltd.2 ..................................       253,931
    70,000     Otter Gold Mines, Ltd. (Options, due 10/31/01)2 ..........         4,294
   180,000     Otter Gold Mines, Ltd. (Options, due 06/30/03)2 ..........        25,945
   207,713     Ranger Minerals, Ltd. ....................................       509,611
   292,857     Resolute, Ltd. ...........................................       206,571
   114,285     Sons of Gwalia, Ltd. .....................................       325,254
                                                                             ----------
                                                                              7,835,387
                                                                             ----------
               GHANA: 3.6%
   133,709     Ashanti Goldfields Company, Ltd. .........................     1,173,296
    72,642     Ashanti Goldfields Company, Ltd. (GDR) ...................       681,019
                                                                             ----------
                                                                              1,854,315
                                                                             ----------
               NORTH AMERICA: 49.7%
    74,407     Barrick Gold Corporation .................................     1,450,936
   100,000     Barrick Gold Corporation Installment Recepts1 ............     1,240,281
   150,000     Battle Mountain Gold Company .............................       618,750
   100,344     Battle Mountain Gold Company .............................       431,182
    95,400     Cambior, Inc. ............................................       471,037
   226,586     Canyon Resources Corporation2 ............................        56,646
    50,000     Colony Pacific Explorations, Ltd. (Warrants)1,2 ..........             -
   100,000     Dayton Mining Corporation1,2 .............................        22,136
   210,000     Dayton Mining Corporation2 ...............................        46,486
    30,000     Francisco Gold Corporation2 ..............................       167,975
    55,000     Franco Nevada Mining Corporation, Ltd. ...................     1,050,984
   132,600     Freeport McMoran Copper & Gold "A" .......................     1,284,563
   100,000     Freeport McMoran Copper & Gold "B" .......................     1,043,750
   433,400     Geomaque Explorations, Ltd.2 .............................       423,258

LEXINGTON GOLDFUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


    NUMBER
      OF                                                                                VALUE
    SHARES                                  SECURITY                                   (NOTE 1)
------------   ------------------------------------------------------------------   -------------
               NORTH AMERICA (CONTINUED):
    100,000    Gold Reserve Corporation2 ........................................   $  117,192
    170,000    Goldcorp, Inc."A"2 ...............................................      962,927
    490,000    Homestake Mining Company .........................................    4,501,875
    110,600    IAMGOLD, International African Mining Gold Corporation2 ..........      288,032
    400,000    Kinross Gold Corporation2 ........................................      919,306
    200,000    Meridian Gold, Inc.2 .............................................    1,171,919
     22,750    New Venoro Gold Corporation2 .....................................        1,185
    111,670    Newmont Mining Corporation .......................................    2,017,039
     50,000    Pangea Goldfields, Inc.2 .........................................       63,479
     15,000    Pioneer Group, Inc. ..............................................      296,250
    296,000    Placer Dome, Inc. ................................................    3,404,000
    500,000    Steppe Gold Resources, Ltd.1,2 ...................................       13,021
     75,000    Stillwater Mining Company2 .......................................    3,075,000
    250,000    Vista Gold Corporation2 ..........................................       37,436
    500,000    X-Cal Resources, Ltd.2 ...........................................       91,149
                                                                                    ----------
                                                                                    25,267,794
                                                                                    ----------
               SOUTH AFRICA: 11.7%
     71,600    Anglo American Platinum Corporation, Ltd. ........................      982,236
      2,045    Anglo American Platinum Corporation, Ltd. (ADR) ..................       27,505
     72,672    Anglogold, Ltd. ..................................................    2,831,464
    261,000    Driefontein Consolidated, Ltd. ...................................    1,058,177
    150,000    Free State Development & Investment Corporation, Ltd.2 ...........       46,535
     56,808    Gold Fields, Ltd.2 ...............................................      313,850
      9,405    Randfontein Estates, Ltd. (Options)2 .............................        6,635
    177,000    St. Helena Gold Mines, Ltd. ......................................      437,790
     72,349    Western Areas, Ltd.2 .............................................      235,522
                                                                                    ----------
                                                                                     5,939,714
                                                                                    ----------
               ZIMBABWE: 0.1%
    180,000    Zimbabwe Platinum Mines, Ltd.2 ...................................       35,330
                                                                                    ----------
               TOTAL GOLD MINING COMMON STOCKS
                (cost $64,642,591)...............................................   40,932,540
                                                                                    ----------
               GOLD MINING PREFERRED STOCKS: 0.3%
               GHANA: 0.3%
     80,000    Ashanti Goldfields Company, Ltd. "B" (due 3/31/99)2 ..............       37,400
     80,000    Ashanti Goldfields Company, Ltd. "C" (due 3/31/00)2 ..............       37,400
     80,000    Ashanti Goldfields Company, Ltd. "D" (due 3/31/01)2 ..............       37,400
     80,000    Ashanti Goldfields Company, Ltd. "E" (due 3/31/02)2 ..............       37,400
                                                                                    ----------
               TOTAL GOLD MINING PREFERRED STOCKS
                (cost $49,064) ..................................................      149,600
                                                                                    ----------

LEXINGTON GOLDFUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


     NUMBER OF
     SHARES OR                                                                           VALUE
 PRINCIPAL AMOUNT                               SECURITY                                (NOTE 1)
------------------ ----------------------------------------------------------------- -------------
                   CONVERTIBLE PREFERRED STOCK: 0.1%
                   AUSTRALIA: 0.1%
       100,000     Gold and Resource Developments NL
                    (cost $383,201) ................................................  $    40,482
                                                                                      -----------
                   CONVERTIBLE NOTES: 0.7%
                   CANADA: 0.7%
    $  500,000     Trizec Hahn Corporation, 3.0%, due 1/29/211
                    (cost $500,000).................................................      377,500
                                                                                      -----------
                   SHORT-TERM INVESTMENT: 3.0%
                   U.S. GOVERNMENT AGENCY OBLIGATION
     1,500,000     Federal Home Loan Mortgage Corporation,
                    4.25%, due 01/04/99 (cost $1,499,469) ..........................    1,499,469
                                                                                      -----------
                   TOTAL INVESTMENTS: 99.0%
                    (cost $76,907,232+) (Note 1) ...................................   50,337,733
                   Other assets in excess of liabilities: 1.0% .....................      503,563
                                                                                      -----------
                   TOTAL NET ASSETS: 100.0%
                    (equivalent to $3.03 per share on 16,754,890 shares outstanding)  $50,841,296
                                                                                      ===========

1 Restricted security (Note 7).
2 Non-income producing security.
ADR-American Depository Receipt.
GDR-Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $77,754,794.





   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GOLDFUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998



ASSETS
Investments, at value (cost $76,907,232)
  (Note1) .........................................   $50,337,733
Cash ..............................................         4,790
Receivable for investment securities sold .........       107,616
Receivable for shares sold ........................       744,872
Dividends and interest receivable .................        15,316
                                                      -----------
  Total Assets ....................................    51,210,327
                                                      -----------
LIABILITIES
Due to Lexington Management Corporation
  (Note 2) ........................................        43,481
Payable for shares redeemed .......................       246,291
Accrued expenses ..................................        79,259
                                                      -----------
  Total Liabilities ...............................       369,031
                                                      -----------
NET ASSETS (equivalent to $3.03 per
  share on 16,754,890 shares
  outstanding) (Note 4) ...........................   $50,841,296
                                                      ===========
NET ASSETS consist of:
Capital stock - authorized 500,000,000 shares,
  $.001 par value per share .......................   $    16,755
Additional paid-in capital (Note 1) ...............   104,101,680
Distributions in excess of net investment income
  (Note 1) ........................................       (83,069)
Accumulated net realized loss on investments
  and foreign currency holdings
  (Notes 1 and 8) .................................   (26,622,235)
Unrealized depreciation of investments and
  foreign currency translation of other assets
  and liabilities .................................   (26,571,835)
                                                      -----------
TOTAL NET ASSETS ..................................   $50,841,296
                                                      ===========


LEXINGTON GOLDFUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998



INVESTMENT INCOME
  Dividends .............................   $  913,135
  Interest ..............................      144,792
                                            ----------
                                             1,057,927
  Less: foreign tax expense .............       20,822
                                            ----------
   Total investment income ..............                     $ 1,037,105
EXPENSES
  Investment advisory fee (Note 2) ......      552,325
  Transfer agent and shareholder
     servicing expenses (Note 2) ........      126,197
  Printing and mailing expenses .........       68,567
  Accounting expenses (Note 2) ..........       50,219
  Distribution expenses (Note 3) ........       41,125
  Professional fees .....................       30,954
  Custodian expenses ....................       24,064
  Registration fees .....................       23,762
  Directors' fees and expenses ..........       16,954
  Computer processing fees ..............       11,847
  Other expenses ........................       45,393
                                            ----------
    Total expenses ......................                         991,407
                                                              -----------
     Net investment income ..............                          45,698

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 5)
  Net realized loss on:
     Investments ........................   (9,781,557)
   Foreign currency transactions ........      (16,099)
                                            ----------
    Net realized loss ...................                      (9,797,656)
  Net change in unrealized
     depreciation of:
     Investments ........................    6,902,745
   Foreign currency translation of
      other assets and liabilities ......       16,100
                                            ----------
   Net change in unrealized
     depreciation .......................                       6,918,845
                                                              -----------
   Net realized and unrealized loss .....                      (2,878,811)
                                                              -----------
DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ........................                     $(2,833,113)
                                                              -----------


  The Notes to Financial Statements are an integral part of these statements.
                                       6

LEXINGTON GOLDFUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                    1998              1997
                                                                              ---------------   ----------------
Net investment income .....................................................    $     45,698      $     145,946
Net realized loss from investment and foreign currency transactions .......      (9,797,656)       (12,371,463)
Net change in unrealized depreciation of investments
 and foreign currency translation .........................................       6,918,845        (32,727,335)
                                                                               ------------      -------------
  Decrease in net assets resulting from operations ........................      (2,833,113)       (44,952,852)
Distributions to shareholders from net investment income (Note 1) .........         (52,416)        (3,835,168)
Increase (decrease) in net assets from capital share transactions
 (Note 4) .................................................................          19,732         (6,791,980)
                                                                               ------------      -------------
  Net decrease in net assets ..............................................      (2,865,797)       (55,580,000)
NET ASSETS:
 Beginning of period ......................................................      53,707,093        109,287,093
                                                                               ------------      -------------
 End of period (including distributions in excess of
  net investment income of $83,069 and
  $937,281 in 1998 and 1997, respectively) ................................    $ 50,841,296      $  53,707,093
                                                                               ============      =============

  The Notes to Financial Statements are an integral part of these statements.
                                       7

LEXINGTON GOLDFUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington   Goldfund,   Inc.   (the  "Fund")  is  an  open-end,  non-diversified
management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to attain capital appreciation and as such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and gold bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1998.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $50 million and at an annual rate of 0.75% thereafter. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12B-1 fees and extraordinary expenses, but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the year ended December 31, 1998.

The   Fund  reimburses  LMC  for  certain  expenses,  including  accounting  and shareholder servicing costs of $107,130, which are incurred by the Fund, but paid by LMC.

LEXINGTON GOLDFUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

3. DISTRIBUTION PLAN
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1998 were $41,125 and are set forth in the statement of operations.
4. CAPITAL STOCK
Transactions in capital stock were as follows:


                                                           Year ended
                                     December 31, 1998                     December 31, 1997
                            -----------------------------------   -----------------------------------
                                 Shares             Amount             Shares             Amount
                                 ------             ------             ------             ------
Shares sold .............    15,653,921        $51,873,043         15,430,852        $74,102,304
Shares issued on
  reinvestment of
  dividends .............        15,753             46,630            799,300          3,400,114
                             ----------        -----------         ----------        -----------
                             15,669,674         51,919,673         16,230,152         77,502,418
Shares redeemed .........   (15,516,610)       (51,899,941)       (17,932,580)       (84,294,398)
                            -----------        -----------        -----------        -----------
 Net increase
  (decrease) ............       153,064        $    19,732         (1,702,428)       $(6,791,980)
                            ===========        ===========        ===========        ===========

5. INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $15,818,598 and $15,717,956, respectively.
At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,444,870 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $29,861,930.

6. INVESTMENT AND CONCENTRATION RISKS
The Fund makes significant investments in foreign securities and has a policy of investing in gold and in the securities of companies engaged in mining or processing of gold.
There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.
In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. RESTRICTED SECURITIES
The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.


                                                      Shares or      Average
                                       Aquisition     Principal        Cost           Market        Percent of
              Security                    Date          Amount      Per Share         Value         Net Assets
-----------------------------------   ------------   -----------   -----------   ---------------   -----------
  Barrick Gold Corporation
  Installment Receipts ............   1/27/98          100,000      $  10.84       $ 1,240,281         2.44%
Colony Pacific Explorations,
  Ltd. (Warrants) .................   4/28/97           50,000          0.00               0.00        0.00
Dayton Mining Corporation .........   1/15/96          100,000          4.77            22,136         0.04
Steppe Gold Resources, Ltd.           5/21/96          500,000          1.65            13,021         0.03
Trizec Hahn Corporation ...........   1/16/96          500,000             -           377,500         0.74
                                                                                   ------------        ----
                                                                                   $ 1,652,938         3.25%
                                                                                   ============        ====

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

8. FEDERAL INCOME TAXES-CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards1 available for federal income tax purposes as of December 31, 1998 are approximately:
          $   972,568 expiring in 2000;
            2,280,435 expiring in 2001;
           10,373,808 expiring in 2005; and
            9,205,092 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.
1 Temporary book-tax differences of $3,790,332 are the result of deferred post-October losses and wash sales.

9. SUBSEQUENT EVENT
On February 18, 1999, the Board of Directors approved a resolution to merge the Lexington Strategic Investments Fund, Inc. into the Fund. If approved by shareholders, the merger will become effective on May 1, 1999.


10. TAX INFORMATION (UNAUDITED)

The following tax information represents the designation of various tax benefits relating to year ended December 31, 1998:
The   percentage   of   investment   company  taxable  income  distributions  to
shareholders eligible for the dividends received deduction available to certain corporate shareholders is 75.28%.
The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:
          U.S. Treasury................................................. 3.07%
          Federal Home Loan Bank....................................... 6.63
          Federal Home Loan
           Mortgage Corporation........................................ 6.10
          Federal National Mortgage
           Association................................................. 1.57

LEXINGTON GOLDFUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:


                                                                          Year ended December 31,
                                                 --------------------------------------------------------------------------
                                                     1998            1997            1996           1995           1994
                                                 ------------   -------------   -------------   ------------   ------------
Net asset value, beginning of period .........     $  3.24        $   5.97        $   6.24        $  6.37        $  6.90
                                                   -------        --------        --------        -------        -------
Income (loss) from investment
  operations:
 Net investment income .......................          -               -             0.02             -            0.03
 Net realized and unrealized gain
   (loss) on investments and foreign
    currency transactions ....................       (0.21)         ( 2.52)           0.50          (0.12)         (0.53)
                                                   -------        --------        --------        -------        -------
Total income (loss) from investment
  operations .................................       (0.21)         ( 2.52)           0.52          (0.12)         (0.50)
                                                   -------        --------        --------        -------        -------
Less distributions:
  Distributions from net investment
  income .....................................           -          ( 0.21)         ( 0.79)         (0.01)         (0.03)
                                                   -------        --------        --------        -------        -------
Net asset value, end of period ...............     $  3.03        $   3.24        $   5.97        $  6.24        $  6.37
                                                   =======        ========        ========        =======        =======
Total return .................................       (6.39)%        (42.98)%          7.84%         (1.89)%        (7.28)%
Ratio to average net assets:
 Expenses ....................................        1.74%           1.65%           1.60%          1.70%          1.54%
 Net investment income (loss) ................        0.08%           0.17%          (0.32)%         0.07%          0.50%
Portfolio turnover rate ......................       28.93%          38.32%          31.04%         40.41%         23.77%
Net assets, end of period (000's
  omitted) ...................................     $50,841        $ 53,707        $109,287        $135,779       $159,435

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Goldfund, Inc.:

     We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Goldfund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Goldfund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                   KPMG LLP



New York, New York
February 19, 1999

LEXINGTON
GOLDFUND, INC.


INVESTMENT ADVISER
-------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION

P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
-------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.

P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




           ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:


            TRANSFER AGENT
          -----------------------------------------------
           STATE STREET BANK AND

            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, MIssouri 64105


            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052
-------------------------------------------------------------------
(800) 526-0052


                                   "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                 Price/Yield o Account Balances  o Exchanges o
            Last Transactions o Total Return  o Duplicate Statements
-------------------------------------------------------------------
This report has been prepared for the information of the shareholders of Lexington Goldfund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                     [LOGO]





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                                    LEXINGTON
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                                   [GRAPHIC]

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                                    LEXINGTON
                                    GOLDFUND,
                                      INC.
                            ---------- o ----------
                      Seeks capital appreciation and such
                       hedge against loss of buying power
                           as may be obtained through
                          investment in gold and equity
                       securities of companies engaged in
                            mining or processing gold
                              throughout the world
                            ---------- o ----------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                               The Lexington Group
                                   of No Load
                              Investment Companies

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